                                                                     Exhibit (9)

                               CONSENT OF COUNSEL


              I hereby consent to the use of and reference to my name under the caption "Legal Matters" in the Statement of Additional Information filed that is included in the Post-Effective Amendment No. 7 of the Registration Statement on Form N-4 (File No.33-70926) for the Provident Mutual Variable Annuity Separate Account, under the Securities Act of 1933 and the Investment Company Act of 1940.

                                             /s/ James G. Potter, Jr.
                                             -----------------------------------
                                                 James G. Potter, Jr.